UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 15, 2007 (May 11, 2007)

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ____________________________ (State or other jurisdiction of incorporation)	1-13884 _______________________ (Commission File Number)	76-0451843 ___________________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 ___________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 14, 2007, Cameron International Corporation (“Cameron”) issued a press release announcing the appointment of John C. Bartos as vice president, Development and Technology, effective May 11, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

Item 7.01  Regulation FD Disclosure

The registrant has furnished this report to disclose for Regulation FD purposes its press release of the announcement of a webcast of remarks of Sheldon R. Erikson, Chairman and Chief Executive Officer, at the UBS Global Oil & Gas Conference on Wednesday, May 23, 2007. The press release is included as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated May 14, 2007 - Cameron Elects John C. Bartos As Vice President, Development and Technology
Exhibit 99.2	Press Release of Cameron International Corporation, dated May 15, 2007 - Cameron to Webcast Conference Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Vice President, General Counsel and Secretary

Date: May 15, 2007

Cameron International Corporation
Current report on Form 8-K
Dated February 2, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated May 14, 2007 - Cameron Elects John C. Bartos As Vice President, Development and Technology
Exhibit 99.2	Press Release of Cameron International Corporation, dated May 15, 2007 - Cameron to Webcast Conference Presentation